UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 18, 2025

INTERFACE INC
__________________

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW	Atlanta	Georgia	30309
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Conditional Redemption of Senior Notes

On November 18, 2025, Interface, Inc. (the “Company”) delivered a notice of conditional redemption for all of its $300,000,000 outstanding principal amount of 5.50% Senior Notes due 2028 (the “Notes”). The redemption date for the Notes is December 3, 2025, subject to extension as set forth below (the “Redemption Date”). The redemption price is 100% of the principal amount plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Price”).

The Company’s obligation to redeem the Notes is conditioned upon the satisfaction of, or waiver by the Company of, the following condition precedent: the Company shall have consummated one or more financing or refinancing transactions, and received net proceeds from such transactions which, in the sole discretion of the Company, together with its available excess funds, are sufficient to pay the Redemption Price. If this condition precedent is not satisfied or waived by the Redemption Date, the Company may extend the Redemption Date to permit more time to satisfy the condition precedent, or cancel the redemption.

The Company is in the process of arranging a term loan facility for the purpose of partially funding the Redemption Price. Although the Company has received commitments from lenders for the facility, there can be no assurance that the term loan facility will be consummated and that the condition precedent to the redemption will be satisfied or waived.

This Current Report on Form 8-K does not itself constitute a notice of redemption of the Notes.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Except for historical information contained herein, the other matters set forth in this report are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should,” “goal,” “aim,” “objective,” “seek,” “project,” “estimate,” “target,” “will” and similar expressions. Forward-looking statements in this report include, without limitation, any statements regarding the satisfaction or waiver of the condition precedent to the redemption, the timing of the redemption (including the date) or the consummation of the term loan facility. Any such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from any such statements, including but not limited to the risks that the term loan facility, or any alternate financing or refinancing, will not be consummated on terms and conditions acceptable to the Company, or in amounts sufficient to fund the Redemption Price, or at all, or that such facility or alternate transaction are not consummated in a timely manner; and the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2024, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2025.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this report and cautions readers not to place undue reliance on any such forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: November 18, 2025